Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[***]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT OF

COOPERATIVE DEVELOPMENT AGREEMENT

THIS THIRD AMENDMENT OF COOPERATIVE DEVELOPMENT AGREEMENT (this “Amendment”), dated effective as of January 1, 2024 (the “Amendment Date”), is among Intrepid Potash, Inc., a Delaware corporation (“IPI”), and Intrepid Potash-New Mexico, LLC, a New Mexico limited liability company (“Intrepid-NM”, and together with IPI, collectively, “Intrepid”), and XTO Holdings, LLC, a Delaware limited liability company (“XTO Holdings”), and XTO Delaware Basin, LLC, a Texas limited liability company (“XTO Delaware Basin”, and together with XTO Holdings, collectively, “XTO”). IPI, Intrepid-NM, XTO Holdings and XTO Delaware Basin shall be referred to herein, individually, as a “Party”, and collectively, as the “Parties”.

Recitals

A.          Pursuant to that certain Cooperative Development Agreement, dated effective as of February 28, 2011, by and between Intrepid and BOPCO, as amended by that certain First Amendment of Cooperative Development Agreement, acknowledged on April 8, 2013, and that certain Second Amendment of Cooperative Development Agreement, acknowledged on September 23, 2013 (the “Agreement”), the parties thereto set forth their agreements regarding the cooperative development of the Agreement Area, as more particularly described therein, for potassium and oil and gas on lands in which both parties thereto owned or may acquire interests.

B.           XTO Delaware Basin is successor-in-interest to BOPCO’s Operating Interests in the Agreement Area and is the successor-in-interest to BOPCO under the Agreement.

C.           Intrepid and XTO desire to amend the Agreement in accordance with the terms of this Amendment.

Amendment

IN CONSIDERATION of the mutual premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.            Definitions. Except as otherwise defined herein, all capitalized terms shall have the meanings assigned to them in the Agreement. Notwithstanding the foregoing, the following definitions shall replace and supersede any conflicting definitions in the Agreement:

“Access Fee” means the amount to be paid by XTO to Intrepid pursuant to Section 6(b) of this Amendment.

“Access Fee Drilling Island” means either a New Drilling Island or Expanded Drilling Island within the Agreement Area that:

(a)           is proposed by XTO;

(b)           is proposed by the BLM, and XTO notifies Intrepid of XTO’s Intent to Drill any Allowable Wells from such Drilling Island, or from which any Allowable Wells operated by XTO are drilled; or

(c)           is proposed by a third party and XTO requests Intrepid’s support for the drilling of any Allowable Wells from such Drilling Island.

“Access Realization Fee” means the amount to be paid by XTO to Intrepid for the Applicable Lateral Feet of an Applicable Lateral Well drilled within the Agreement Area pursuant to Section 6(c) of this Amendment [****]:

[****]

“Access Realization Fee Cap” shall have the meaning set forth in Section 6(c)(iii) of this Amendment.

“Access Realization Fee Drilling Island” means either a New Drilling Island, Expanded Drilling Island or a location outside a Drilling Island that is in accordance with sections 6.e.(1)(b) or 6.e.(1)(c) of the Secretary’s Order:

(a)           that is proposed by XTO;

(b)           from which XTO drills and operates an Allowable Well; or

(c)           from which an Allowable Well is drilled in which XTO’s Working Interest is equal to or greater than fifty percent (50%).

“Access Realization Fee Statement” shall have the meaning set forth in Section 6(c)(iv) of this Amendment.

[****]

“Actual Applicable Lateral Feet” shall have the meaning set forth in Section 6(c)(v) of this Amendment.

[****]

[****]

“Agreement” means that certain Cooperative Development Agreement, dated effective as of February 28, 2011, by and between Intrepid and BOPCO, as amended by that certain First Amendment of Cooperative Development Agreement, acknowledged on April 8, 2013, and that certain Second Amendment of Cooperative Development Agreement, acknowledged on September 23, 2013.

“Allowable Well” means any Well that meets the following requirements:

(a)           XTO owns an Oil and Gas Interest in the Well at the time the Well is spud;

(b)           the Well has a surface location that is within an Approved Drilling Island or is located outside of a Drilling Island and is in accordance with sections 6.e(1)(b) or 6.e(1)(c) of the Secretary’s Order;

(c)           the wellbore of the Well (as originally drilled, and as to such Well may be deepened, recompleted, sidetracked or reworked) does not enter, penetrate or cross into any depths within the Agreement Area above the Base of the McNutt Potash member of the Salado Formation, other than within the Approved Drilling Island on which the surface location of the Well is located; and

(d)           the Well is located and drilled in accordance with Applicable Law.

“Amendment” means this Third Amendment of Cooperative Development Agreement, dated effective as of the Amendment Date, among the Parties.

“Amendment Date” means the date expressly stated in the preamble of this Amendment as the Amendment Date.

“Applicable Lateral Feet” means:

(a)           with respect to a vertical well within the Agreement Area, the total drilled feet in an Applicable Lateral Well from the “first take point” to the “last take point” as reflected in the Form C-102 and Form C-105 (as applicable), or any successor forms, filed with the Commission; or

(b)           with respect to a horizontal well within the Agreement Area, the horizontal distance measured in feet drilled in that portion of an Applicable Lateral Well (including an Applicable Lateral Well drilled from a surface location outside the Agreement Area) from the “first take point” to the “last take point”, as reflected in the Form C-102 and Form C-105 (as applicable), or any successor forms, filed with the Commission or other Applicable Agency, but specifically excluding that portion of such Well outside of the Agreement Area.

“Applicable Lateral Well” means an oil or gas Allowable Well spud after the Amendment Date from a surface location within an Access Realization Fee Drilling Island. Applicable Lateral Well shall not include monitoring wells or wells that are drilled for the purpose of injecting for disposal saltwater or other fluids underground.

“Applicable Law” means all applicable laws, rules, regulations, orders, and instruction memoranda of the United States, New Mexico or any Applicable Agency, including the Secretary’s Order, IM, and Commission Order R-111-P, as may be amended from time to time.

“Approval” means the approval of any New Drilling Island or Expanded Drilling Island by the BLM or other Applicable Agency pursuant to Applicable Law. [****]

[****]

“Approved Drilling Island” means the Existing Drilling Islands and any Drilling Island that receives or has received Approval from the BLM pursuant to Applicable Law.

“BOPCO” means BOPCO, L.P., a Delaware limited partnership, and certain entities owned or controlled by the sons of Perry R. Bass (deceased) of Fort Worth, Texas.

“Buffer Zone” has the meaning set forth in the Secretary’s Order and IM.

“Calendar Year” means January 1st through December 31st.

“Designated Potash Area” means the lands described in Section 8 of the Secretary’s Order.

“Development Area” has the meaning set forth in the Secretary’s Order.

[****]

“Drilling Island” has the meaning set forth in the Secretary’s Order, and shall include any Existing Drilling Islands, New Drilling Islands, or Expanded Drilling Islands.

“Estimated Applicable Lateral Feet” shall have the meaning set forth in Section 6(c)(v) of this Amendment.

“Existing Drilling Islands” means the Drilling Islands within the Designated Potash Area that are depicted on Exhibit A-1 attached hereto and described in Exhibit C-1 attached hereto.

“Expanded Drilling Island” means an Expansion of an Existing Drilling Island that receives Approval after the Amendment Date pursuant to Applicable Law (excluding minor changes to the location, size, shape, acreage or boundaries or modifications requested by the BLM).

“Expansion” means one of the following:

(a) redesignation of a Drilling Island for oil Wells (as defined in the Secretary’s Order or IM) to a Drilling Island for gas Wells (as defined in the Secretary Order or IM) such that the Buffer Zone is increased in size in accordance to the IM and Secretary’s Order;

[****]

“IM” means the November 1, 2021 BLM Permanent Instruction Memorandum No. NM-PDO-2022-001, as may be amended from time to time.

“Intent to Drill” means the filing of an Application for Permit to Drill with an Applicable Agency.

“Intrepid” means IPI and Intrepid-NM.

“Intrepid-NM” means Intrepid Potash-New Mexico, LLC, a New Mexico limited liability company.

“IPI” means Intrepid Potash, Inc., a Delaware corporation.

[****]

“New Drilling Island” means any Drilling Island that is not listed on Exhibit C-1 that receives Approval after the Amendment Date pursuant to Applicable Law.

“Notice to Lessee” means the approval letter for a New Drilling Island or Expanded Drilling Island issued by the BLM pursuant to Applicable Law.

“Oil and Gas Interests” means all of XTO’s Working Interests, operating interests, record title, operating rights, reversionary interests and all other right, title, and interest in, to, and under oil and gas leases and fee interests covering lands within the Designated Potash Area, including those Working Interests described in Exhibit I within the Agreement Area, and shall include: (1) any oil and gas leases and fee interests covering lands within the Designated Potash Area that XTO acquires after the Amendment Date; and (2) any oil and gas leases and fee interests that expired or were revoked, terminated, or compulsorily released or surrendered in accordance with their terms or pursuant to Applicable Law that are subsequently revived, leased or re-acquired by XTO or an Affiliate of XTO.

“Party” or “Parties” means IPI, Intrepid-NM, XTO Delaware Basin and XTO Holdings, as appropriate.

“Potash Interests” means all of Intrepid’s right, title, and interest in, to, and under potassium leases and fee interests covering lands within the Designated Potash Area, as described in Exhibit J, and shall include: (1) any potassium leases and fee interests covering lands within the Designated Potash Area that Intrepid acquires after the Amendment Date; and (2) any Potash Interests that expired or were revoked, terminated, or compulsorily released or surrendered in accordance with their terms or pursuant to Applicable Law that are subsequently revived, leased or re-acquired by Intrepid or an Affiliate of Intrepid.

“Secretary’s Order” means the Secretary of the Interior Order No. 3324 regarding Oil, Gas, and Potash Leasing and Development within the Designated Potash Area of Eddy and Lea Counties, New Mexico effective December 3, 2012.

[****]

“Working Interest” means such ownership interest in an oil and gas lease or fee lands that gives the owner of the interest the right to drill and produce oil and gas on the leased or fee acreage and requires the owner to pay a share of the costs of the drilling and production operations.

“XTO” has the meaning set forth in the preamble.

“XTO Delaware Basin” has the meaning set forth in the preamble.

“XTO Holdings” has the meaning set forth in the preamble.

“XTO Persons” means XTO, its Affiliates, and its respective officers, directors, shareholders, partners, members, managers, employees, agents, contractors, subcontractors, consultants, representatives, accountants, and attorneys.

2.            Assumption. XTO hereby expressly assumes, and agrees to perform, bear, and pay all of BOPCO’s duties and obligations pursuant to the Agreement, as amended hereby.

3.            Oil and Gas Interests. Exhibit I to the Agreement is hereby amended in its entirety to include the Oil and Gas Interests owned by XTO covering lands within the Agreement Area as of the Amendment Date as described in Exhibit I attached to this Amendment. [****].

4.            Potash Interests. Exhibit J to the Agreement is hereby amended in its entirety to include the Potash Interests owned by Intrepid covering lands within the Agreement Area as of the Amendment Date as described in Exhibit J attached to this Amendment. [****].

5.            Drilling Islands.

(a)           Existing Drilling Islands. Exhibit C-1 as attached hereto is hereby added to the Agreement to describe the Existing Drilling Islands, and Exhibit C to the Agreement is hereby deleted in its entirety. Exhibit A-1 to the Agreement is hereby amended in its entirety by replacing it with the Exhibit A-1 attached hereto to depict the Designated Potash Area, the Agreement Area and the Existing Drilling Islands as described in Exhibit C-1 attached hereto. The Existing Drilling Islands shall be deemed conclusively to be Approved Drilling Islands hereunder.

(b)           New and Expanded Drilling Islands. The following shall be added as a new Section 2(o) to the Agreement:

XTO, in its sole discretion, shall have the right to seek BLM Approval and other Applicable Agency approval of New Drilling Islands, Expanded Drilling Islands, Development Areas and drilling permits for an Allowable Well within the Designated Potash Area. Any Drilling Island that receives Approval after the Amendment Date shall automatically be deemed an Approved Drilling Island under this Agreement. Upon Intrepid’s request, XTO shall, within thirty (30) days of such request, provide Intrepid with a revised Exhibit C-2 of all Drilling Islands known by XTO to have received Approval from the BLM after the Amendment Date. XTO shall promptly deliver to Intrepid written notice of the Approval of all New Drilling Islands and Expanded Drilling Islands, including copies of all Notices to Lessees received by XTO, upon its receipt of the Approval in writing.

(c)           Allowable Wells. [****]. An Allowable Well may be drilled from any Approved Drilling Island within the Designated Potash Area and shall not have a Drilling Island Term. This shall supersede any conflicting language within the Agreement.

(d)           Intrepid Support. Section 2(h) of the Agreement is hereby amended and replaced in its entirety as follows:

2(h). Intrepid Support.  Subject to XTO’s compliance with the terms of the Agreement, as amended by this Amendment, and Applicable Law, Intrepid agrees to support and not oppose any of XTO’s development and operation of Allowable Wells, Approved Drilling Islands and related infrastructure and facilities within the Designated Potash Area, [****]:

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(e)           [****]

(f)           [****]

6.            Payments. The Parties agree that Intrepid shall be entitled to the compensation set forth in this Section 6, and the Parties further agree that this is the only compensation that Intrepid shall be entitled to receive from XTO for entering into this Amendment and performing its obligations pursuant to the Agreement as amended hereby.

(a)           Initial Payment. On execution of this Amendment, XTO shall pay Intrepid an amount equal to FIVE MILLION and No/100 US Dollars (U.S. $5,000,000.00) by wire transfer to the account designated by Intrepid. On January 2, 2024, XTO shall pay Intrepid an amount equal to FORTY-FIVE MILLION and No/100 US Dollars (U.S. $45,000,000.00) by wire transfer to the account designated by Intrepid.

(b)           Access Fee. Within thirty (30) days of receiving written notice of Approval, XTO shall deliver to Intrepid written notice of the Approval of the first Access Fee Drilling Island. XTO shall pay Intrepid an additional amount equal to FIFTY MILLION and No/100 US Dollars (U.S. $50,000,000.00) by wire transfer to the account designated by Intrepid, on or before ninety (90) days after the earlier of: (i) the Approval of the first Access Fee Drilling Island; or (ii) the seventh (7th) anniversary of the Amendment Date (the “Access Fee”). The Access Fee shall be a one-time payment, and no additional amount is due for any subsequent Approval of any additional New Drilling Island or Expanded Drilling Island.

(c)           Access Realization Fee.

(i)            XTO shall pay Intrepid an Access Realization Fee for each Applicable Lateral Well to the extent that the Well’s Applicable Lateral Feet are within the Agreement Area. XTO shall pay the Access Realization Fee on an annual basis on or before April 1st of the subsequent Calendar Year.

(ii)           [****]

(iii)           The Access Realization Fees payable by XTO to Intrepid shall not exceed, in the aggregate, ONE HUNDRED MILLION and No/100 US Dollars (U.S. $100,000,000.00) (“Access Realization Fee Cap”), and XTO’s obligation to pay the Access Realization Fees shall not be applicable to any additional Applicable Lateral Feet after XTO has paid Intrepid the Access Realization Fee Cap.

(iv)          Each Access Realization Fee shall be based on the Applicable Lateral Feet drilled of an Applicable Lateral Well and payable in arrears, but XTO shall make payment based on a good faith estimate of the Applicable Lateral Feet for all Applicable Lateral Wells spud during the previous Calendar Year (the “Estimated Applicable Lateral Feet”). Such estimate shall be equal to the distance in feet drilled in an Applicable Lateral Well from the “first take point” to the “last take point,” as reflected in the Form C-102 and Form C-105 (as applicable), or any successor forms, filed with the Commission or other Applicable Agency, but specifically excluding that portion of such Applicable Lateral Well outside of the Agreement Area. [****]. XTO shall pay Intrepid the Access Realization Fees annually on April 1st in the amount specified in the Access Realization Fee Statement.

(v)           [****] the estimated Access Realization Fee for an Applicable Lateral Well shall be adjusted for any difference between XTO’s Estimated Applicable Lateral Feet that was paid by XTO to Intrepid and the Actual Applicable Lateral Feet. [****]

(vi)          [****]

(vii)         [****]

(d)           Assignment of Potash Interests. If Intrepid voluntarily sells, assigns, transfers, exchanges or otherwise disposes any Potash Interests and is no longer the lessee/owner of the closest potassium lease/interest to the centroid of an Access Realization Fee Drilling Island, the right to receive the Access Realization Fees for any Applicable Lateral Wells spud from a surface location within such Drilling Island after the date of such sale, assignment, transfer or exchange shall be transferred to the recipient of such Potash Interests. If Intrepid assigns Potash Interests under this section, Intrepid shall not be obligated to repay or refund any Initial Payment, Access Fee, or Access Realization Fees previously paid by XTO to Intrepid at the time of such assignment.

(e)           [****]

7.            Disclosure. The Parties agree that to extent Intrepid determines it needs to file notice of this Amendment with the United States Securities and Exchange Commission, Intrepid shall utilize the Form 8-K attached hereto as Exhibit K.

8.            [****]

9.            Representations and Warranties. Intrepid represents and warrants to XTO that the representations and warranties set forth in Section 6 of the Agreement are true and correct as of the Amendment Date. XTO represents and warrants to Intrepid that the representations and warranties set forth in Section 7 of the Agreement, with XTO replacing BOPCO therein, are true and correct as of the Amendment Date.

10.           Notices. The notice addresses set forth in Section 11 of the Agreement are updated as follows:

If to XTO:	If to Intrepid:

11.           Recording. Section 21 of the Agreement regarding recording is hereby amended and replaced in its entirety as follows:

21.           Recording. The Parties agree that the Agreement, as amended hereby, will not be filed for recording in any public real property record and that a memorandum of the Agreement, as amended hereby, in the form of Exhibit G shall be recorded in the real property records of Eddy and Lea Counties, New Mexico, and such recording memorandum shall be supplemented of record from time to time to reflect any additional interests covering any lands within the Designated Potash Area acquired by any Party, or its successors and assigns.

Further, Exhibit G of the Agreement is hereby replaced with the Exhibit G attached hereto.

12.           Relationship. Nothing in the Agreement as amended by this Amendment shall be deemed or construed to create the relationship of limited or general partners, or of a mining partnership, or of joint venturers, or any other association between the Parties to the Agreement as amended hereby.

13.           Miscellaneous.

(a)           Exhibits. The Exhibits attached to this Amendment are hereby incorporated herein by reference and made a part hereof, as if set forth in their entirety herein.

(b)           Entire Agreement. The Agreement as amended by this Amendment contains the complete understanding and agreements of the Parties hereto with respect to the matters referred to in the Agreement as amended by this Amendment, and all prior representations, negotiations and understandings are superseded by the Agreement as amended by this Amendment.

(c)           Amendment; Waiver. No waiver of any default or any obligation by any Party to the Agreement, as amended hereby, shall be implied from any failure by any other Party to take action with respect to the default or unperformed obligation. The Agreement as amended hereby may not be amended nor any rights thereunder or hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

(d)           Binding Effect; Conflicts. As amended hereby, the Agreement is in full force and effect, and valid and binding in accordance with its terms. Notwithstanding anything to the contrary, in the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control and govern the point in conflict. The failure to address a term in this Amendment and the Agreement shall not be deemed to be a conflict.

(e)           Covenants Running with the Land; After Acquired Interests; Binding on Assignees. Section 10 of the Agreement is hereby modified to include XTO’s Oil and Gas Interests and Intrepid’s right, title, and interest in, to, and under potassium leases and fee interests covering lands within the Designated Potash Area, including after acquired interests of the Parties in the Designated Potash Area, whether owned on the Amendment Date or acquired by a Party after the Amendment Date.

(f)           Severability. It is the intent of the Parties that the provisions contained in this Amendment shall be severable. Should any of the provisions, in whole or in part, be held invalid as a matter of law, such holding shall not affect the other portions of this Amendment, and such portions that are not invalid shall be given effect without the invalid portion.

(g)           Construction. The Parties stipulate and agree that this Amendment and the language used in this Amendment are the product of both Parties’ efforts in consultation with their attorneys and other consultants, and each Party hereby irrevocably waives the benefit of any rule of contract construction which disfavors the drafter of an agreement or the drafter’s specific language in the agreement.

(h)           Headings and References. The headings of the sections of this Amendment and any description of its contents are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or conditions of this Amendment. All references in this Amendment, including use of a pronoun, shall be deemed to include, where applicable, masculine, feminine, singular, or plural, individuals or entities. The word “including” shall mean “including, without limitation”.

(i)           Further Assurances. Each Party hereby agrees to take such further actions, and execute such further documents, as may be necessary or convenient for each Party to fully enjoy its surface use or other rights covered hereby.

(j)           Counterparts; Electronic Signatures. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original for all purposes, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be executed by telecopy or electronic transmission of a pdf of a signed copy of this Amendment.

(k)           [****]

[SIGNATURE PAGES FOLLOW]

EXECUTED on the dates set forth in the acknowledgements below, to be effective for all purposes as of the Amendment Date.

INTREPID:	XTO:

Intrepid Potash, Inc. a Delaware corporation	XTO Holdings, LLC a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

Intrepid Potash – New Mexico, LLC a New Mexico limited liability company	XTO Delaware Basin, LLC a Texas limited liability company

By:	By:
Name:	Name:
Title:	Title:

Exhibits

A-1	Map of Designated Potash Area, Agreement Area and Drilling Islands
C-1	Description of Existing Drilling Islands
C-2	Description of New Drilling Islands and Expanded Drilling Islands
G	Form of Recording Memorandum
I	Working Interests covering lands within Agreement Area
J	Potash Interests covering lands within the Designated Potash Area
K	Form 8-K